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                                                                    EXHIBIT 99.2

                  AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

          This Amendment No. 1 to the Asset Purchase Agreement (this "Amendment") is being entered into as of February 16, 2001, by and among Connell Limited Partnership, a Delaware limited partnership ("Seller"), APW Ltd., a Bermuda company (the "Buyer"), APW Mayville, Inc., a Wisconsin corporation ("Original Buyer Sub"), and APW Mayville, LLC, a Delaware limited liability company ("New Buyer Sub").

          WHEREAS, Buyer, Original Buyer Sub and Seller are parties to an Asset Purchase Agreement, dated as of January 23, 2001 (the "Asset Purchase Agreement") (with capitalized terms used and not defined herein having their respective meanings ascribed to them in the Asset Purchase Agreement);

          WHEREAS, Buyer, Original Buyer Sub and New Buyer Sub desire to substitute New Buyer Sub for Original Buyer Sub as a party to the Asset Purchase Agreement;

          WHEREAS, Buyer, Original Buyer Sub, New Buyer Sub and Seller desire to amend the Asset Purchase Agreement to, among other things, reflect the substitution of New Buyer Sub for Original Buyer Sub as a party to the Asset Purchase Agreement; and

          WHEREAS, Buyer, Original Buyer Sub, New Buyer Sub and Seller agree that the Closing shall occur on Friday, February 16, 2001, beginning at 9:00 A.M., Boston time;

          NOW THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, the consummation of the transactions contemplated by the Asset Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer, Original Buyer Sub, New Buyer Sub and Seller hereby amend the Asset Purchase Agreement as follows:

     1.   Amendments to the Asset Purchase Agreement.
          ------------------------------------------

          (a) The first paragraph of the preamble to the Asset Purchase Agreement is hereby deleted in its entirety and replaced with the following:

          "ASSET PURCHASE AGREEMENT, dated as of January 23, 2001 (this "Agreement"), by and among Connell Limited Partnership, a
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          Delaware limited partnership ("Seller"), APW Ltd., a Bermuda company
          ("Buyer"), and APW Mayville, LLC, a Delaware limited liability company ("Buyer Sub" and together with Buyer, "Buyers")."

          (b) Section 5.1 of the Asset Purchase Agreement is hereby amended by adding immediately after the word "Stock" in clause (b) thereof the following:

          "and any shares of Common Stock issued by Buyer to Seller pursuant to
          Section 5.3(d)(A)"

and by deleting the words "Section 5.2" in clause (c) thereof and replacing it with the words "Sections 5.2 and 5.3."

          (c) Section 5.3 of the Asset Purchase Agreement is hereby renumbered as Section 5.4 and is amended by deleting the second sentence of such Section in its entirety and replacing it with the following:

          "In the event of any adjustment of the Purchase Price pursuant to this Agreement, the Original Allocation shall be adjusted in a manner consistent with the original allocation principles, i.e., Goodwill, Customer Lists, and Other Intangibles shall be adjusted first."

          (d) A new Section 5.3 of the Asset Purchase Agreement is hereby added to read as follows:

              "5.3  Sales Adjustment of Purchase Price.
                    ----------------------------------

               (a) The Purchase Price shall be increased or decreased (the "Sales Purchase Price Adjustment"), dollar for dollar, up to a maximum increase or decrease of $25,000,000, to the extent that the net sales of the Division for the twelve month period ending December 31, 2001 (the "Sales Purchase Price Adjustment Period") are greater than or less than $300,000,000, respectively.

               (b) As promptly as practical, and in any event not more than fifteen (15) days after the end of each month in the Sales Purchase Price Adjustment Period, Buyers shall prepare and deliver to Seller a report of the net sales of the Division for the preceding month and to date (each a "Monthly Sales Report") and a report thereon of Buyer's Chief Financial

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     Officer (except that the first Monthly Sales Report and report thereon shall cover the period from January 1 to February 28, 2001). As promptly as practical, and in any event not more than forty-five (45) days after the end of the Sales Purchase Price Adjustment Period, Buyer shall prepare and deliver to Seller (i) a report of the net sales of the Division for the Sales Purchase Price Adjustment Period (the "Period Sales Report") and a report thereon of Buyer's PwC and (ii) a calculation of the amount of the Sales Purchase Price Adjustment derived from the Period Sales Report (the "Sales Purchase Price Adjustment Calculation"). Each Monthly Sales Report and the Period Sales Report (i) shall fairly reflect all net sales of the Division (including, without limitation, all net sales to customers or prospective customers reflected in the sales program or new business opportunities details of the Division set forth on Schedule 5.3(b) hereto) for the period covered thereby irrespective of whether the products or services relating thereto were produced or performed by the Division, other businesses of Buyer Sub or other affiliates of Buyer and as if the Division was a separate division of Buyer Sub, (ii) shall be prepared from and be consistent with the books and records of the Division which Buyers shall maintain as if the Division was a separate division of Buyer Sub and (iii) shall be prepared in accordance with GAAP revenue recognition policies applied on a basis consistent with the past application of such policies by the Division as reflected in the statements of income included in the Financial Statements, and the report of Buyer's Chief Financial Officer on each Monthly Sales Report and of Buyer's PwC on the Period Sales Report shall certify that such Monthly Sales Report or Period Sales Report does so fairly reflect and has been so prepared. In connection with the preparation of each Monthly Sales Report and the Period Sales Report and the reports thereon, Buyers shall cooperate, and cause their employees, agents and representatives, including Buyer's PwC, to cooperate with Seller and its employees, agents and representatives, including Seller's PwC, and shall provide Seller and its employees, agents and representatives access to such books, records and information as may be requested from time to time. Buyers shall cause their employees, agents and representatives, including Buyer's PwC (except that in the case of clauses (i) and (iii) only with respect to the first Monthly Sales Report and the Period Sales Report), to meet with Seller and its employees, agents and representatives, including Seller's PwC, (i) prior to the commencement of the preparation of each Monthly Sales Report and the Period Sales Report to discuss the procedures to be performed, (ii) throughout the preparation process, as requested by Seller, to allow Seller and its employees, agents and representatives, including Seller's PwC, the ability to participate in the performance of such procedures and discuss the

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     preliminary results of the process and (iii) prior to the issuance of each
     Monthly Sales Report and the Period Sales Report and the reports thereon, to discuss the results of the process. Except as in connection with the dispute resolution process hereunder, Seller shall retain in strict confidence all confidential information conveyed to it pursuant to the access provided for in this Section 5.3(b).

               (c) The Period Sales Report and the Sales Purchase Price Adjustment Calculation shall be conclusive and binding on the parties unless Seller delivers to Buyers a notice specifying in reasonable detail the respects in which it objects to the Period Sales Report (the "Sales Objection Notice") within fifteen (15) days following Seller's receipt of the Period Sales Report and the Sales Purchase Price Adjustment Calculation. If Seller delivers a Sales Objection Notice, Buyers, Seller and their respective accountants shall negotiate among themselves for a period of fifteen (15) days thereafter in an attempt to resolve the objections stated therein. If no resolution is reached within such fifteen
     (15) day period, Buyers and Seller shall submit such objections to Seller's PWC and Buyer's PWC and they shall jointly report their decision on the objections in the Sales Objection Notice to Seller and Buyers within thirty
     (30) days of such submission. The joint decision of Seller's PWC and Buyer's PWC shall be conclusive and binding on the parties, and the Period Sales Report and the Sales Purchase Price Adjustment Calculation will be adjusted, if necessary, accordingly.

               (d) Upon the later of (i) the first business day following the fifteenth (15th) day following Seller's receipt of the Period Sales Report and the Sales Purchase Price Adjustment Calculation, without any objection by Seller, or (ii) the fifth (5th) business day following resolution of the objections in the Sales Objection Notice or receipt of the joint decision of Seller's PWC and Buyer's PWC:

               (A) if the Sales Purchase Price Adjustment derived from the Period Sales Report (as adjusted to reflect resolution of any objections, if any) is an increase in the Purchase Price, Buyer shall issue to Seller a number of shares of Common Stock determined by dividing the lesser of the amount of the Sales Purchase Price Adjustment or $25,000,000 by $33.125 (rounded to the nearest whole share); or

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               (B) if the Purchase Price Adjustment derived from the Period
          Sales Report (as adjusted to reflect resolution of any objections, if any) is a decrease in the Purchase Price, Seller shall deliver to Buyer a number of shares of Common Stock determined by dividing the lesser of the amount of the Sales Purchase Price Adjustment or $25,000,000 by $33.125 (rounded to the nearest whole share).

               (e) Until a Monthly Sales Report reflects net sales of the Division to date of $300,000,000 or more, Seller shall not sell, transfer or encumber a number of shares of Common Stock determined by dividing the lesser of the amount by which the net sales of the Division to date is less than $300,000,000 or $25,000,000 by $33.125 (rounded to the nearest whole share).

               (f) If as of the date hereof the Division has an outstanding bid for the same products or services for which Buyer is bidding with the bids set forth on Schedule 5.3(f) hereto and Buyer wins the bid competition, the net sales associated with such products or services shall not be included in net sales of the Division for purposes of the Sales Purchase Price Adjustment."


          (e) The second and third sentences of Section 7.1 of the Asset Purchase Agreement are hereby deleted in their entirety and replaced with the following:

          "Buyer Sub is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Buyer has the corporate power and authority and Buyer Sub has the limited liability company power and authority to carry on their respective businesses as presently conducted and to execute and deliver this Agreement and consummate the Transaction."

          (f) Section 7.3(b) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with the following:

          "APW Mayville Limited, a Barbados company and a wholly owned subsidiary of Buyer, holds the sole membership interest in Buyer Sub, which membership interest was duly authorized and validly issued."

          (g)  Section 7.5(a)(i)(B) of the Asset Purchase Agreement is

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hereby deleted in its entirety and replaced with the following:

          "in the case of Buyer Sub, the Certificate of Formation or Limited Liability Company Agreement of Buyer Sub as currently in effect,"

          (h) Section 12.5(b) of the Asset Purchase Agreement is hereby amended by inserting the following language immediately after the word "Bermuda":

          "and a good standing certificate of Buyer Sub from the Secretary of State of the State of Delaware;"

          (i) Section 12.5(c) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with the following:

          "copies of the resolutions duly adopted by the Board of Directors of Buyer and the sole member of Buyer Sub, respectively, authorizing the execution, delivery and performance of this Agreement and the other agreements, instruments and documents contemplated by this Agreement, which shall be in full force and effect at the time of delivery on the Closing Date;"

          (j) Section 13.1 of the Asset Purchase Agreement is hereby amended by inserting immediately after the word "accountants" in both the third and fifth lines of Section 13.1 the following:

          ", including those expenses incurred pursuant to Sections 5.2 and 5.3 (except for those expenses relating to a joint report of Buyer's PwC and Seller's PwC on the objections in any Objection Notice, with respect to Section 5.2, or any Sales Objection Notice, with respect to
          Section 5.3, which joint expenses shall be borne equally by Buyers and Seller)"

          (k) Section 15.5 of the Asset Purchase Agreement is hereby amended by replacing the word "and" immediately before clause (b) thereof with a comma and inserting the following clause (c) immediately after clause (b) thereof:

          ", (c) the representations and warranties in Sections 6.5 and 6.26 insofar as they relate to the sales or earnings of the Division (and any representation or warranty in any officer's certificate delivered by Seller to Buyers pursuant to Section 11.5(a) insofar as it relates

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          thereto) shall terminate and be of no further force or effect as of the Closing Date and (d) the representations and warranties in Sections 7.12 and 7.15 insofar as they relate to the sales or earnings of Buyers (and any representation or warranty in any officer's certificate delivered by Buyers to Seller pursuant to Section 12.5(a) insofar as it relates thereto) shall terminate and be of no further force or effect as of the Closing Date."

     2.   Interpretation of Certain Terms.The words "this Agreement,"
          -------------------------------
"hereunder," "hereof," and other like words in the Asset Purchase Agreement from and after the effective date of this Amendment shall mean and include the Asset Purchase Agreement as amended hereby. The terms "APW Mayville, Inc." and "Buyer Sub" as used in connection with the Asset Purchase Agreement, including, without limitation, references contained in any exhibits, schedules, consents, assignments, leases or other such documents related to the Transaction, from and after the effective date of this Amendment shall be deemed to refer to "APW Mayville, LLC."

     3.   No Further Amendment. Except as expressly provided in this Amendment,
          --------------------
the terms and conditions of the Asset Purchase Agreement are and remain in full force and effect.

     4.   Governing Law. This Amendment shall be governed by the laws of the
          -------------
State of Delaware without regard to any applicable conflicts of laws.

     5.   Counterparts; Use of Facsimiles. This Amendment may be executed in one
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or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement. The reproduction of signatures by means of a telecopying device shall be treated as though such reproductions are executed originals and each party shall provide the other party with a copy of this Amendment bearing original signatures within five (5) days following transmittal by facsimile.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                             CONNELL LIMITED PARTNERSHIP
                                             By: Its General Partner

                                             CONNELL INDUSTRIES, INC.


                                             By: /s/ John V. Curtin
                                                 -------------------------
                                                 Name: John V. Curtin
                                                 Title: Vice President

                                             APW LTD.


                                             By: /s/ Joseph T. Lower
                                                 --------------------------
                                                 Name: Joseph T. Lower
                                                 Title: Vice President

                                                                [corporate seal]

                                             APW MAYVILLE, INC.

                                             By: /s/ Joseph T. Lower
                                                 --------------------------
                                                 Name: Joseph T. Lower
                                                 Title: Vice President

                                             APW MAYVILLE, LLC

                                             By: /s/ Joseph T. Lower
                                                 --------------------------
                                                 Name: Joseph T. Lower
                                                 Title: Vice President